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MassMutual Select Funds

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MassMutual Select Funds
(the “Trust”)
100 Bright Meadow Blvd.
Enfield, CT 06082-1981

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

(each, an “MM TRP Retirement Fund” and collectively, the “MM TRP Retirement Funds”)

INFORMATION STATEMENT

June 22, 2020

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with an amendment to the Investment Management Agreement (the “Amendment”) between MML Investment Advisers, LLC (in its capacity as investment adviser to each MM TRP Retirement Fund, the “Adviser” or “MML Advisers”) and each MM TRP Retirement Fund. This Information Statement explains why the Trustees approved the Amendment. Each MM TRP Retirement Fund is a series of MassMutual Select Funds (“Select Funds” or the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Information Statement is being mailed on or about June 22, 2020 to shareholders of record of each MM TRP Retirement Fund as of June 5, 2020.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information. Massachusetts Mutual Life Insurance Company (“MassMutual”) is the majority shareholder of each MM TRP Retirement Fund except the MassMutual Select T. Rowe Price Retirement Balanced Fund and the MassMutual Select T. Rowe Price Retirement 2005 Fund. MassMutual, and, in the case of the MassMutual Select T. Rowe Price Retirement Balanced Fund and the MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual together with a substantial shareholder of each Fund, anticipate approving the Amendment by written consent on or about a date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. For purposes of this Information Statement, MassMutual will be referred to as the “Majority Shareholder,” except in the case of the MassMutual Select T. Rowe Price Retirement Balanced Fund and the MassMutual Select T. Rowe Price Retirement 2005 Fund, where the term will be deemed to refer collectively to MassMutual and the other substantial shareholder of each Fund. THE TRUSTEES ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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TABLE OF CONTENTS

I.	Synopsis	3

II.	The Current and Amended Investment Management Agreements	4

III.	Board Considerations	6

IV.	No Shareholder Proxies Will Be Solicited	7

V.	Other Information	7

Appendix A: Number of Shares Outstanding as of the Record Date		A-1

Appendix B-1: Amendment to Investment Management Agreement		B-1

Appendix B-2: Current Form of Investment Management Agreement		B-2

Appendix C: Management Fees Paid Under Current and Amended Management Agreement		C-1

Appendix D: Current and Pro Forma Examples Of Each MM TRP Retirement Fund’s Total Annual Operating Expenses		D-1

Appendix E: Previous Trustee Approval of Investment Management Agreements for the MM TRP Retirement Funds in May and June 2019		E-1

Appendix F: Other Similar Funds Advised by MML Advisers		F-1

Appendix G: 5% Beneficial Ownership		G-1

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I.	Synopsis

MML Advisers has proposed the Amendment as part of a broader fee restructuring initiative involving the MM TRP Retirement Funds and a number of the other MassMutual Select Funds subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”), in which the MM TRP Retirement Funds invest (the “TRP Subadvised Underlying Funds”). The fee restructuring initiative is intended to make the MM TRP Retirement Funds more attractive in the marketplace by aligning the pricing structure with that of other leading target date providers, and to provide greater flexibility for portfolio managers to make changes to glide path allocations and TRP Subadvised Underlying Funds without impacting total expense ratios. Investors in all of the MM TRP Retirement Funds would pay fees and expenses at rates lower than or equal to the rates at which they pay them under the current fee arrangement.

The Amendment appears at Appendix B-1. The current form of Investment Management Agreement for each MM TRP Retirement Fund (prior to implementation of the changes contemplated by the Amendment) appears at Appendix B-2. References in this Information Statement to the “Amended Management Agreement” refer to the current form of Investment Management Agreement amended to reflect the changes contemplated by the Amendment.

Currently, the MM TRP Retirement Funds do not pay a management fee to MML Advisers under their Investment Management Agreements with MML Advisers. Each MM TRP Retirement Fund is a “fund of funds,” and implements its investment strategy through investments in other mutual funds (referred to as “underlying funds”), including the TRP Subadvised Underlying Funds. Each MM TRP Retirement Fund bears its pro-rata share of the fees and expenses of the underlying funds in which it invests, including investment management fees paid by the underlying funds. The total amount of underlying fund fees and expenses incurred indirectly by an MM TRP Retirement Fund is referred to as the MM TRP Retirement Fund’s “acquired fund fees and expenses.” MML Advisers is compensated indirectly for its services to the MM TRP Retirement Funds by virtue of the fact that all of the TRP Subadvised Underlying Funds, and one other underlying fund, pay investment management fees to MML Advisers. T. Rowe Price serves as investment subadviser to each MM TRP Retirement Fund. It does not currently receive subadvisory fees from MML Advisers in respect of the MM TRP Retirement Funds, but is similarly compensated indirectly through the subadvisory fees paid in respect of the TRP Subadvised Underlying Funds and the advisory fees it receives from its own funds in which the MM TRP Retirement Funds also invest.

Under the current fee and expense structure, an MM TRP Retirement Fund pays its own operating expenses (which do not include investment management fees), plus its share of the acquired fund fees and expenses of each underlying fund. In the case of underlying funds that are TRP Subadvised Underlying Funds, this includes a share of the investment management fees paid by the TRP Subadvised Underlying Funds. Because TRP Subadvised Underlying Funds pay management fees at different rates, a change in the TRP Subadvised Underlying Funds in which an MM TRP Retirement Fund invests will likely change the acquired fund fees and expense paid by the MM TRP Retirement Fund.

Under the fee restructuring, investment management fees will now be paid to MML Advisers by the MM TRP Retirement Funds, no investment management fees will be paid by the TRP Subadvised Underlying Funds, and MML Advisers will bear all of the other non-extraordinary fees and expenses of the TRP Subadvised Underlying Funds. Because the TRP Subadvised Underlying Funds would normally bear no expenses, an MM TRP Retirement Fund would be able to reallocate its assets among the TRP Subadvised Underlying Funds without affecting the MM TRP Retirement Fund’s expense ratio.

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As part of the fee restructuring, MML Advisers would no longer pay subadvisory fees to T. Rowe Price in respect of the TRP Subadvised Underlying Funds. Instead, MML Advisers will begin paying subadvisory fees to T. Rowe Price under the Investment Subadvisory Agreements relating to the MM TRP Retirement Funds, which will be amended to require MML Advisers to pay such fees at rates equal to the subadvisory fees T. Rowe Price would have received if it had continued receiving subadvisory fees in respect of the TRP Subadvised Underlying Funds.

The investment management fees paid by the MM TRP Retirement Funds under the Amended Management Agreement will be a “unitary fee” under which MML Advisers will pay substantially all of an MM TRP Retirement Fund’s ordinary operating expenses (not including acquired fund fees and expenses). The new management fees paid by the MM TRP Retirement Funds, together with the MM TRP Retirement Funds’ expense limitations, will be set at rates designed to ensure that investors in the MM TRP Retirement Funds will not experience any increase in overall expenses due to the fee restructuring. In addition, MML Advisers will implement new expense limitations for the TRP Subadvised Underlying Funds so that those funds will not normally generate any acquired fund fees and expenses.

As a result, after the fee restructuring, the MM TRP Retirement Funds are expected to incur fees and expenses at rates no higher than they currently do, and to have the flexibility to allocate their assets among TRP Subadvised Underlying Funds without affecting the MM TRP Retirement Funds’ expense ratios. The restructuring does not involve any changes to the pricing of underlying funds other than TRP Subadvised Underlying Funds, so allocations to or among those other funds could affect the expenses of an MM TRP Retirement Fund. MML Advisers would, of course, have the option of adjusting its expense limitation to compensate for any changes in the expenses of an MM TRP Retirement Fund.

The Trustees, including the Independent Trustees, have approved the Amendment. The new fee structure will become effective August 1, 2020, pending the Majority Shareholder’s approval of the Amendment by written consent on or about a date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable.

II.	The Current and Amended Investment Management Agreements

Amended Management Agreement. The Amendment establishes the unitary fee for each MM TRP Retirement Fund. MML Advisers will pay substantially all of the ordinary operating expenses of an MM TRP Retirement Fund, including among others fees payable under the MM TRP Retirement Fund’s Administrative and Shareholder Services Agreement and the MM TRP Retirement Fund’s custodial, transfer agency, fund accounting, audit, and ordinary legal expenses. The MM TRP Retirement Funds would continue to be responsible for expenses not borne by MML Advisers. The unitary fee will not include, among other items, acquired fund fees and expenses, payments pursuant to a Rule 12b-1 plan or similar plan, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses. The Amendment included at Appendix B-1 sets out the obligation of MML Advisers to pay expenses of the MM TRP Retirement Funds.

All other terms and conditions of the Amended Management Agreement are substantially identical to those of each MM TRP Retirement Fund’s current Investment Management Agreement.

Comparison of Management Fees. Under the current Investment Management Agreements, the MM TRP Retirement Funds do not pay investment management fees to MML Advisers, and the MM TRP Retirement Funds pay all of their own expenses. The current Investment Management Agreement for each MM TRP Retirement Fund is dated January 10, 2018, and was last approved by its initial shareholder in February 2018 in connection with the organization of each MM TRP Retirement Fund.

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Under the Amended Management Agreement, MML Advisers will receive a unitary fee, payable monthly by each MM TRP Retirement Fund as soon as practicable after the last day of each month at a specific annual rate of the MM TRP Retirement Fund’s average net assets (as shown in Appendix B-1). The annual rate for each MM TRP Retirement Fund is reset as of June 1 of each year, and declines over time as the MM TRP Retirement Fund approaches its target year (except in the case of the MassMutual Select T. Rowe Price Retirement Balanced Fund, which will have a static unitary fee).

Appendix C shows the aggregate amount paid to MML Advisers by each MM TRP Retirement Fund under the current Investment Management Agreement for the fiscal year ended September 30, 2019 and the amount MML Advisers would have been paid for the period if the Amended Management Agreement had been in effect.

Comparison of Total Expenses. MML Advisers has contractually agreed to a cap on each MM TRP Retirement Fund’s total annual operating expenses (other than litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable). After the Amended Management Agreement is effective, MML Advisers will implement a new expense limitation that will limit the expenses of each share class of an MM TRP Retirement Fund to the same or lower rate as under the current expense limitation The new expense limitation agreement, as amended, will remain in effect until January 31, 2022 for each MM TRP Retirement Fund, and the agreement may be modified or discontinued only with the approval of the Trustees.

As an example, the Annual Fund Operating Expenses Table for Class M5 shares of MassMutual Select T. Rowe Price Retirement 2030 Fund is provided below. Please see Appendix D for the Annual Operating Expenses table for your share class and MM TRP Retirement Fund. The table below shows actual MM TRP Retirement Fund expenses based on the fiscal year ended July 31, 2019 and proposed MM TRP Retirement Fund expenses assuming the implementation of the Amendment and related expense limitation agreement.

MassMutual Select T. Rowe Price Retirement 2030 Fund – Class M5 shares	Current	Proposed
Management Fees	0.00%	0.69%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%
Acquired Fund Fees and Expenses	0.50%	0.04%
Other Expenses	0.19%	0.00%
Total Annual Fund Operating Expenses	0.69%	0.73%
Expense Reimbursement	-0.04%	-0.10%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.65%	0.63%

The Amended Management Agreement will take effect on August 1, 2020 or at a later time as MML Advisers may deem appropriate under the circumstances. It will remain in effect (unless terminated) through June 30, 2021, in anticipation of the Trustees’ approval, and would continue in effect from year to year after that so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the relevant MM TRP Retirement Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. “Independent Trustees” are those Trustees who are not “interested persons” (as defined in the 1940 Act) of your MM TRP Retirement Fund or MML Advisers.

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III.	Board Considerations

At their meeting on May 21, 2020, the Independent Trustees approved the Amendment for each MM TRP Retirement Fund, subject to approval of that Fund’s shareholders.

In considering whether to approve the Amendment, the Trustees took into account that they had most recently approved the annual continuation of each MM TRP Retirement Fund’s current Investment Management Agreement with MML Advisers in May and June 2019. The Trustees also noted that they would be considering the annual continuation of the MM TRP Retirement Funds’ current Investment Management Agreements in May and June, 2020 and had already received a substantial amount of information regarding the fees and performance of the MM TRP Retirement Funds in connection with the annual continuation process.

The Trustees considered that the Amended Management Agreement would be substantially identical to each MM TRP Retirement Fund’s current Investment Management Agreement, other than as to the fee arrangements. As to the fee arrangements, the Trustees took into consideration that the unitary fee to be paid by an MM TRP Retirement Fund pursuant to the Amended Management Agreement is intended to replicate at the MM TRP Retirement Fund level the management fees the MM TRP Retirement Fund was already paying at the TRP Subadvised Underlying Funds level, plus the amount equal to the amount of MM TRP Retirement Fund and underlying fund operating expenses MML Advisers expects to bear pursuant to the fee. In addition, they considered that MML Advisers agreed to implement, until at least January 31, 2022, expense limitations that would ensure that investors in an MM TRP Retirement Fund would not incur expenses at a level higher than if the fee restructuring were not implemented. They noted that the expense limitation agreement may be modified or discontinued only with the Trustees’ approval.

In approving the Amendment for the MM TRP Retirement Funds, the Trustees considered information provided by MML Advisers, including, among other things, hypothetical examples comparing the total management fees under both the current and new contracts. The Trustees considered that the new management fee for each MM TRP Retirement Fund (except MassMutual Select T. Rowe Price Retirement Balanced Fund) is set by referring to the target year indicated in the MM TRP Retirement Fund’s name, and that the MM TRP Retirement Fund’s management fees would decline as the MM TRP Retirement Fund approaches its target year. The Trustees also considered that MassMutual Select T. Rowe Price Retirement Balanced Fund will have a fixed ongoing annual management fee rate.

The Trustees also considered that the fee restructuring would enable the MM TRP Retirement Funds to reallocate their assets among the TRP Subadvised Underlying Funds without regard to the effect on expenses. They also considered that MML Advisers believes that the fee restructuring and the expense limitations it intends to implement have the potential to attract significant investment into the MM TRP Retirement Funds and potentially to create additional economies of scale.

General conclusion

After considering the factors described above relating to the proposed new fee structure for the MM TRP Retirement Funds, and taking into account all of the factors considered as part of the approval of the continuance of the MM TRP Retirement Funds’ current Investment Management Agreements in May and June 2019, as described in Appendix E, the Trustees, including the Independent Trustees, concluded that the Amendment was in the best interests of each MM TRP Retirement Fund and its shareholders and unanimously approved the Amendment.

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IV.	No Shareholder Proxies Will Be Solicited

Approval of the Amendment requires the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each MM TRP Retirement Fund. Under the Select Funds’ Declaration of Trust, shareholders are entitled to one vote per share, with fractional votes voting proportionally, and separate classes vote together as one group on matters, such as the Amendment, that affect classes equally. Appendix A to this Information Statement lists the total number of shares outstanding as of June 5, 2020 for each class of each MM TRP Retirement Fund’s shares entitled to vote. MassMutual has informed the Trust that, on or about July 13, 2020, it (and, in the case of the MassMutual Select T. Rowe Balanced Retirement Fund and the MassMutual Select T. Rowe Price Retirement 2005 Fund, an additional substantial shareholder) will execute a Consent of Majority Shareholder approving the Amendment for each MM TRP Retirement Fund. As a result, no shareholder proxies will be solicited in connection with the Amendment and no meeting of shareholders will be held.

V.	Other Information

Adviser’s Address. The address of the Adviser is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

Principal Underwriter, Administrator, and Subadministrators. The address of each MM TRP Retirement Fund’s principal underwriter, MML Distributors, LLC, is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of each MM TRP Retirement Fund. State Street Bank and Trust Company, which is located at 1 Iron Street, Boston, Massachusetts 02210, and MassMutual, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, each serve as a subadministrator of each MM TRP Retirement Fund.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981 or by calling 1-888-309-3539.

Outstanding Shares. Appendix A to this Information Statement lists the total number of shares outstanding as of June 5, 2020 for each class of each MM TRP Retirement Fund’s shares. Shares of each MM TRP Retirement Fund are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of each MM TRP Retirement Fund must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of each MM TRP Retirement Fund.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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APPENDIX A – NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date (June 5, 2020), the MM TRP Retirement Funds had the following shares outstanding:

MassMutual Select T. Rowe Price Retirement 2005 Fund

Class	Number of shares outstanding
Class I	1,142,366.660
Class M5	520,309.905
Class M4	209,435.703
Class M3	96,277.102

MassMutual Select T. Rowe Price Retirement 2010 Fund

Class	Number of shares outstanding
Class I	4,487,981.974
Class M5	1,859,140.400
Class M4	1,513,551.540
Class M3	971,618.134

MassMutual Select T. Rowe Price Retirement 2015 Fund

Class	Number of shares outstanding
Class I	4,126,073.229
Class M5	3,310,087.333
Class M4	839,303.898
Class M3	461,306.979

MassMutual Select T. Rowe Price Retirement 2020 Fund

Class	Number of shares outstanding
Class I	15,703,166.497
Class M5	16,366,081.457
Class M4	9,248,996.562
Class M3	4,502,164.435

A-1

MassMutual Select T. Rowe Price Retirement 2025 Fund

Class	Number of shares outstanding
Class I	15,932,656.238
Class M5	10,070,825.735
Class M4	5,395,049.212
Class M3	3,908,763.711

MassMutual Select T. Rowe Price Retirement 2030 Fund

Class	Number of shares outstanding
Class I	25,097,023.774
Class M5	30,158,719.302
Class M4	16,498,710.505
Class M3	8,094,683.417

MassMutual Select T. Rowe Price Retirement 2035 Fund

Class	Number of shares outstanding
Class I	14,031,177.328
Class M5	10,608,328.993
Class M4	4,422,521.125
Class M3	3,596,478.331

MassMutual Select T. Rowe Price Retirement 2040 Fund

Class	Number of shares outstanding
Class I	17,092,963.523
Class M5	24,325,638.656
Class M4	13,080,003.723
Class M3	6,278,919.531

MassMutual Select T. Rowe Price Retirement 2045 Fund

Class	Number of shares outstanding
Class I	8,547,580.900
Class M5	8,312,141.575
Class M4	3,583,563.707
Class M3	2,934,455.151

A-2

MassMutual Select T. Rowe Price Retirement 2050 Fund

Class	Number of shares outstanding
Class I	9,362,386.658
Class M5	16,469,894.313
Class M4	7,600,111.682
Class M3	3,801,439.120

MassMutual Select T. Rowe Price Retirement 2055 Fund

Class	Number of shares outstanding
Class I	3,692,856.857
Class M5	5,499,415.874
Class M4	1,838,394.091
Class M3	1,375,073.847

MassMutual Select T. Rowe Price Retirement 2060 Fund

Class	Number of shares outstanding
Class I	1,445,312.813
Class M5	851,730.205
Class M4	777,638.959
Class M3	333,816.361

MassMutual Select T. Rowe Price Retirement Balanced Fund

Class	Number of shares outstanding
Class I	1,039,106.128
Class M5	7,822,645.734
Class M4	1,230,707.566
Class M3	425,514.651

A-3

APPENDIX B-1 – AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENTS

Between

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT FUNDS

and

MML INVESTMENT ADVISERS, LLC

This Amendment (this “Amendment”) made as of the 1st day of August, 2020 by MassMutual Select Funds, a Massachusetts business trust (the “Trust”), on behalf of each of the MassMutual Select T. Rowe Price Retirement Funds listed on Schedule 1 hereto (each, a “Fund”), and MML Investment Advisers, LLC (the “Manager”) amends the Investment Management Agreement between each Fund, dated as of January 10, 2018, and the Manager. This Amendment shall become effective as to any Fund on and as of the date shown on Schedule 1 (as to any Fund, the “Effective Date”).

WHEREAS, the Manager has entered into a separate Investment Management Agreement with the Trust, on behalf of each Fund (each an “Agreement” and collectively the “Agreements”); and

WHEREAS, the Funds do not pay a management fee to the Manager under the Agreements; and

WHEREAS, T. Rowe Price Associates, Inc. (the “Subadviser”) serves as subadviser to each of the Funds pursuant to an Investment Subadvisory Agreement between the Subadviser and the Manager; and

WHEREAS, the Manager manages the Funds as funds of funds, where each Fund allocates its assets among various underlying funds, including underlying funds subadvised by T. Rowe Price Associates, Inc. (“TRP Subadvised Underlying Funds”); and

WHEREAS, (i) the Board of Trustees of the TRP Subadvised Underlying Funds, including a majority of the Trustees who are not interested persons of any such Fund, has voted to change the manner in which each such Fund bears expenses and (ii) the Board of Trustees of each Fund, including a majority of the Trustees who are not interested Persons of any Fund, has voted to change the manner in which each such Fund bears expenses, so that each such Fund will implement a unitary fee rate payable to the Manager under each Agreement, which rate will decline as each Fund reaches and surpasses its predetermined target date (except in the case of the MassMutual Select T. Rowe Price Retirement Balanced Fund, which will have a static unitary fee rate); and

WHEREAS, the parties hereto desire to amend each Agreement to add such a unitary fee to each class of shares of each Fund and to make certain other clarifying amendments;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Expenses. Section 2(f) of each Agreement is replaced in its entirety with the following:

B-1-1

(f) Expenses.

(i) The Manager shall, except as the Manager and the Fund may otherwise agree, pay all of its own costs and expenses incurred in performing its obligations hereunder, including without limitation the fees and expenses of any Subadviser or Sub-Administrator, and shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

(ii) Manager Expenses. The Manager shall bear the following expenses of the Fund under this Agreement:

(A)	Expenses of all audits and tax preparation by the Fund’s independent public accountants;

(B)	Expenses of the Fund’s transfer agent, registrar, dividend disbursing agent, and recordkeeping agent;

(C)	Expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting, and other shareholder services on behalf of shareholders of shares of the Fund (or shares of a particular share class) held through omnibus and networked shareholder accounts (together, “Sub-Transfer Agency Expenses”), except where Sub-Transfer Agency Expenses are paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund for a particular Share class, in which case such Sub-Transfer Agency Expenses shall be paid by the Fund and Share class.

(D)	Expenses of the Fund’s custodial services, including any recordkeeping services provided by the custodian;

(E)	Trustee compensation, including deferred compensation;

(F)	Expenses of Fund accounting services, including expenses of calculating the value of the Fund’s net assets (and obtaining quotations in connection therewith) and maintaining the Fund’s tax records;

(G)	Fees payable by the Fund under the Administrative and Shareholder Services Agreement between the Manager and the Trust;

(H)	Expenses and fees, including legal fees, incident to meetings of the Fund’s shareholders (except as provided in (iii) below); the preparation, printing, and distribution of the Fund’s prospectuses, notices, and proxy statements (except as provided in (iii) below), press releases, and reports to existing shareholders; the preparation and filing of registration statements and updates thereto (except as provided in (iii) below) and reports with regulatory bodies; the maintenance of the Fund’s existence and qualification to do business; and expenses (including share registration fees) of issuing, redeeming, and repurchasing, registering and qualifying for sale, shares with federal and state securities authorities following the initial registration of its shares under the Securities Act of 1933, as amended (the “1933 Act”), and following any registration of a new class of shares of the Fund subsequent to its initial registration, including without limitation fees payable pursuant to Rule 24f-2 under the 1933 Act;

B-1-2

(I)	The Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust, registered as a management investment company;

(J)	The Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(K)	NSCC fees, CFTC fees, CUSIP bureau fees, PCAOB fees, FASB fees, and comparable fees; and

(L)	Organizational and offering expenses, including registration (including share registration fees), legal, marketing, printing, accounting, and other expenses, in connection with any registration of a new class of shares of the Fund subsequent to its initial registration.

(iii) Fund Expenses. The Fund shall bear all expenses not borne by the Manager, including without limitation the following:

(A)	Taxes and governmental fees, if any, levied against the Fund;

(B)	Brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating, and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies, and so-called “broken-deal costs” (e.g., fees, costs, expenses, and liabilities, including, for example, due diligence-related fees, costs, expenses, and liabilities, with respect to unconsummated investments));

(C)	Expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement;

(D)	Costs, including interest expenses, of borrowing money or engaging in any types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities, and tender option bonds;

B-1-3

(E)	Fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests, including acquired fund fees and expenses;

(F)	Dividend and interest expenses on short positions taken by the Fund;

(G)	Extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

(H)	Fees and expenses, including legal, printing and mailing, solicitation, and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals, or other non-routine matters that are not initiated or proposed by Fund management;

(I)	Organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting, and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its shares under the 1933 Act and fees and expenses associated with seeking, applying for, and obtaining formal exemptive, no-action, and/or other relief from the Commission in connection with the issuance of multiple share classes;

(J)	Payments pursuant to a Rule 12b-1 plan or similar plan; and

(K)	Expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

2. Compensation. Section 4, “Compensation of the Manager,” is amended by deleting the first sentence thereof and replacing it with the following: “The Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed, and the expenses borne by it, pursuant to the provisions hereof, a fee at the Annual Fee Rate of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month. The “Annual Fee Rate” shall be determined in accordance with Appendix A.”

3. Appendix A. Each Agreement is amended by adding thereto an Appendix A in the form of Appendix A to this Amendment.

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4. Other. All other terms and conditions of each Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized signatories as of the day and year first above written.

MASSMUTUAL SELECT FUNDS

on behalf of:

MassMutual Select T. Rowe Price 2005 Retirement Fund

MassMutual Select T. Rowe Price 2010 Retirement Fund

MassMutual Select T. Rowe Price 2015 Retirement Fund

MassMutual Select T. Rowe Price 2020 Retirement Fund

MassMutual Select T. Rowe Price 2025 Retirement Fund

MassMutual Select T. Rowe Price 2030 Retirement Fund

MassMutual Select T. Rowe Price 2035 Retirement Fund

MassMutual Select T. Rowe Price 2040 Retirement Fund

MassMutual Select T. Rowe Price 2045 Retirement Fund

MassMutual Select T. Rowe Price 2050 Retirement Fund

MassMutual Select T. Rowe Price 2055 Retirement Fund

MassMutual Select T. Rowe Price 2060 Retirement Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML INVESTMENT ADVISERS, LLC

By:
Name:	Douglas Steele
Title:	Vice President

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Schedule 1: MassMutual Select T. Rowe Price Retirement Funds

Name of Fund	Effective Date
MassMutual Select T. Rowe Price 2005 Retirement Fund
MassMutual Select T. Rowe Price 2010 Retirement Fund
MassMutual Select T. Rowe Price 2015 Retirement Fund
MassMutual Select T. Rowe Price 2020 Retirement Fund
MassMutual Select T. Rowe Price 2025 Retirement Fund
MassMutual Select T. Rowe Price 2030 Retirement Fund
MassMutual Select T. Rowe Price 2035 Retirement Fund
MassMutual Select T. Rowe Price 2040 Retirement Fund
MassMutual Select T. Rowe Price 2045 Retirement Fund
MassMutual Select T. Rowe Price 2050 Retirement Fund
MassMutual Select T. Rowe Price 2055 Retirement Fund
MassMutual Select T. Rowe Price 2060 Retirement Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund

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Appendix A: Compensation

The applicable Annual Fee Rate for any Fund shall be determined on each June 1 during the term of the Agreement by:

(i)	calculating the “Years to Target Date” by subtracting the calendar year in which such June 1 falls (e.g., 2030) from the target year in the name of the Fund (e.g., 2060); and(ii) identifying the Annual Fee Rate shown in the table below next to the Years to Target Date so determined.

The Applicable Fee Rate determined as of any June 1 shall be in effect from, and including, that June 1 through, and including, the following May 31.

Class M5, Class M4, Class M3

Years to Target Date	Annual Fee Rate (%)	Years to Target Date	Annual Fee Rate (%)
All Prior Years	0.764	(1)	0.619
31	0.763	(2)	0.613
30	0.763	(3)	0.608
29	0.763	(4)	0.602
28	0.763	(5)	0.596
27	0.763	(6)	0.590
26	0.763	(7)	0.583
25	0.760	(8)	0.577
24	0.758	Thereafter	0.571
23	0.755
22	0.753
21	0.749
20	0.745
19	0.741
18	0.736
17	0.732
16	0.728
15	0.723
14	0.717
13	0.712
12	0.706
11	0.701
10	0.694
9	0.687
8	0.681
7	0.674
6	0.667
5	0.660
4	0.652
3	0.645
2	0.637
1	0.630
0	0.624

MassMutual Select T. Rowe Price Retirement Balanced Fund Annual Fee rate: 0.546%

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Class I

Years to Target Date	Annual Fee Rate (%)	Years to Target Date	Annual Fee Rate (%)
All Prior Years	0.614	(1)	0.469
31	0.613	(2)	0.463
30	0.613	(3)	0.458
29	0.613	(4)	0.452
28	0.613	(5)	0.446
27	0.613	(6)	0.440
26	0.613	(7)	0.433
25	0.610	(8)	0.427
24	0.608	Thereafter	0.421
23	0.605
22	0.603
21	0.599
20	0.595
19	0.591
18	0.586
17	0.582
16	0.578
15	0.573
14	0.567
13	0.562
12	0.556
11	0.551
10	0.544
9	0.537
8	0.531
7	0.524
6	0.517
5	0.510
4	0.502
3	0.495
2	0.487
1	0.480
0	0.474

MassMutual Select T. Rowe Price Retirement Balanced Fund Annual Fee rate: 0.396%

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APPENDIX B-2 – CURRENT FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

for MassMutual Select T. Rowe Price Retirement [    ] Fund

This INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated as of January 10, 2018, is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), on behalf of its series MassMutual Select T. Rowe Price Retirement [   ] Fund (the “Fund”).

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.	General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth, in each case in accordance with:

(a)             the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(b)             any other applicable provisions of state or federal law;

(c)             the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

(d)             policies and determinations of the Board of Trustees of the Trust;

(e)             the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund’s shareholders; and/or

(f)             the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund.

B-2-1

2.	Duties of the Manager.

(a)             The Manager shall, subject to the direction and control of the Trust's Board of Trustees (i) (except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities; and (ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b)             In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;
-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;
-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;
-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;
-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;
-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;
-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;
-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;
-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and
-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

(c)             In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

B-2-2

(d)             Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or subadviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own accounts or for the account of others for whom it or they may be acting.

(e)             The Manager shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

(f)             The Manager shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

3.	Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a)             cash flow estimates on request;

(b)             notice of the Fund’s “investable funds” by 9:00 a.m. each business day; and

(c)             as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e), and (f) of Section 1 hereof, above.

4.	Compensation of the Manager.

No fees will be payable by the Trust to the Manager in respect of the Manager’s services under this Agreement. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

5.	Portfolio Transactions and Brokerage.

(a)             The Manager is authorized, in arranging the purchase and sale of the Fund’s publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker-dealers”), including broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain the best execution of the Fund’s portfolio transactions.

(b)             The Manager may effect the purchase and sale of securities in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

B-2-3

(c)             The Manager shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d)             In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

6.	Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until two years from the date first above written. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.	Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment; it may also be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a majority of the outstanding voting securities of the Fund, if such approval is required by the 1940 Act or the rules and regulations thereunder.

8.	Standard of Care; Limitation of Liability; Reliance; etc.

(a)             Standard of Care. Notwithstanding any other provisions of this Management Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

B-2-4

(b)             Legal Advice. On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice.

(c)             Good Faith Reliance. The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(d)             Damages. Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(e)             Acts of God. In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

9.	Investment Subadvisory Contracts.

(a)             Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, subject to approval by the Trust’s Board of Trustees and, if required by applicable law, the Trust’s shareholders, select and contract with one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program and determining which securities will be purchased or sold for the Fund, and what portion may be held uninvested, and placing all orders for the purchase and sale of portfolio securities for the Fund and selecting broker-dealers in connection therewith.

(b)             The Manager will be responsible for payment of all compensation to any Subadviser and other persons and entities to which Manager delegates any duties hereunder.

(c)             The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

B-2-5

10.	Disclaimer of Shareholder Liability.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Management Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Management Agreement are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.	Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:	MML Investment Advisers, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

Attention:	Tina Wilson

Vice President

If to the Trust:	MassMutual Select Funds

100 Bright Meadow Blvd.

Enfield, CT 06082

Attention:	Andrew M. Goldberg

Vice President, Secretary, and Chief Legal Officer

12.	Use of Name by the Trust.

The Trust and the Fund recognize the ownership and control of the name “MassMutual” by the Manager’s affiliate, Massachusetts Mutual Life Insurance Company (“MassMutual”), and agree that their right to use such name is non-exclusive and can be terminated by MassMutual at any time. The right of the Trust and the Fund to use of such name will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such name at and after such time.

13.	Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

14.	Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

B-2-6

IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

MML INVESTMENT ADVISERS, LLC

By:
Tina Wilson Vice President

MASSMUTUAL SELECTFUNDS
on behalf of MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT [ ] FUND

By:
Renee Hitchcock
CFO and Treasurer

B-2-7

APPENDIX C – MANAGEMENT FEES PAID UNDER THE CURRENT AND AMENDED INVESTMENT MANAGEMENT AGREEMENTS

The table below shows the aggregate amount paid to MML Advisers under the current Investment Management Agreement for the fiscal year ended September 30, 2019, the amount MML Advisers would have been paid for the period if the Amended Management Agreement had been in effect, and the difference between the two.

Fund	Aggregate Amount Paid Under Current Agreement	Aggregate Amount Paid Under Amended Agreement	% Difference
Select T.Rowe Price Retirement 2005 Fund	$ -	$105,977	N/A
Select T.Rowe Price Retirement 2010 Fund	$ -	$630,176	N/A
Select T.Rowe Price Retirement 2015 Fund	$ -	$630,386	N/A
Select T.Rowe Price Retirement 2020 Fund	$ -	$3,676,638	N/A
Select T.Rowe Price Retirement 2025 Fund	$ -	$2,527,376	N/A
Select T.Rowe Price Retirement 2030 Fund	$ -	$6,651,616	N/A
Select T.Rowe Price Retirement 2035 Fund	$ -	$2,550,227	N/A
Select T.Rowe Price Retirement 2040 Fund	$ -	$5,243,417	N/A
Select T.Rowe Price Retirement 2045 Fund	$ -	$1,953,863	N/A
Select T.Rowe Price Retirement 2050 Fund	$ -	$3,164,913	N/A
Select T.Rowe Price Retirement 2055 Fund	$ -	$972,453	N/A
Select T.Rowe Price Retirement 2060 Fund	$ -	$153,304	N/A
Select T.Rowe Price Retirement Balanced Fund	$ -	$365,458	N/A

C-1

APPENDIX D – CURRENT AND PRO FORMA EXAMPLES OF EACH MM TRP RETIREMENT FUND’S TOTAL ANNUAL OPERATING EXPENSES

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the MM TRP Retirement Funds. Each table of Annual fund operating expenses provided below compares the actual fees and expenses paid by each of the MM TRP Retirement Funds, by share class, during the fiscal year ended September 30, 2019, to the expenses that would have been paid during the same period if the Amended Management Agreement and related expense limitation agreement had been in effect.

Select T. Rowe Price Retirement 2005 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.37%	0.37%	0.37%	0.37%
Other Expenses	0.88%	1.03%	1.03%	1.03%
Total Annual Fund Operating Expenses	1.25%	1.40%	1.65%	1.90%
Expense Reimbursement	-0.88%	-0.88%	-0.88%	-0.88%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.37%	0.52%	0.77%	1.02%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.42%	0.57%	0.57%	0.57%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.49%	0.64%	0.89%	1.14%
Expense Reimbursement	-0.14%	-0.14%	-0.14%	-0.14%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.35%	0.50%	0.75%	1.00%

D-1

Select T. Rowe Price Retirement 2010 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.37%	0.37%	0.37%	0.37%
Other Expenses	0.16%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	0.53%	0.68%	0.93%	1.18%
Expense Reimbursement	-0.16%	-0.16%	-0.16%	-0.16%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.37%	0.52%	0.77%	1.02%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.42%	0.57%	0.57%	0.57%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	0.49%	0.64%	0.89%	1.14%
Expense Reimbursement	-0.14%	-0.14%	-0.14%	-0.14%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.35%	0.50%	0.75%	1.00%

Select T. Rowe Price Retirement 2015 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%	0.40%
Other Expenses	0.17%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.57%	0.72%	0.97%	1.22%
Expense Reimbursement	-0.17%	-0.17%	-0.17%	-0.17%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.40%	0.55%	0.80%	1.05%

D-2

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.45%	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.51%	0.66%	0.91%	1.16%
Expense Reimbursement	-0.12%	-0.12%	-0.12%	-0.12%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.39%	0.54%	0.79%	1.04%

Select T. Rowe Price Retirement 2020 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.43%	0.43%	0.43%	0.43%
Other Expenses	0.05%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.48%	0.63%	0.88%	1.13%
Expense Reimbursement	-0.05%	-0.05%	-0.05%	-0.05%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.43%	0.58%	0.83%	1.08%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.47%	0.62%	0.62%	0.62%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.53%	0.68%	0.93%	1.18%
Expense Reimbursement	-0.12%	-0.12%	-0.12%	-0.12%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.41%	0.56%	0.81%	1.06%

D-3

Select T. Rowe Price Retirement 2025 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.47%	0.47%	0.47%	0.47%
Other Expenses	0.06%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.53%	0.68%	0.93%	1.18%
Expense Reimbursement	-0.06%	-0.06%	-0.06%	-0.06%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.47%	0.62%	0.87%	1.12%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.51%	0.66%	0.66%	0.66%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.56%	0.71%	0.96%	1.21%
Expense Reimbursement	-0.11%	-0.11%	-0.11%	-0.11%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.45%	0.60%	0.85%	1.10%

Select T. Rowe Price Retirement 2030 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.04%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.54%	0.69%	0.94%	1.19%
Expense Reimbursement	-0.04%	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%	0.65%	0.90%	1.15%

D-4

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.54%	0.69%	0.69%	0.69%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.58%	0.73%	0.98%	1.23%
Expense Reimbursement	-0.10%	-0.10%	-0.10%	-0.10%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.48%	0.63%	0.88%	1.13%

Select T. Rowe Price Retirement 2035 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.53%	0.53%	0.53%	0.53%
Other Expenses	0.07%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.60%	0.75%	1.00%	1.25%
Expense Reimbursement	-0.08%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.52%	0.67%	0.92%	1.17%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.57%	0.72%	0.72%	0.72%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.60%	0.75%	1.00%	1.25%
Expense Reimbursement	-0.11%	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.49%	0.66%	0.91%	1.16%

D-5

Select T. Rowe Price Retirement 2040 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.54%	0.54%	0.54%	0.54%
Other Expenses	0.04%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.58%	0.73%	0.98%	1.23%
Expense Reimbursement	-0.04%	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.54%	0.69%	0.94%	1.19%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.60%	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.62%	0.77%	1.02%	1.27%
Expense Reimbursement	-0.12%	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%	0.68%	0.93%	1.18%

Select T. Rowe Price Retirement 2045 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%
Other Expenses	0.08%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.64%	0.79%	1.04%	1.29%
Expense Reimbursement	-0.09%	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%	0.70%	0.95%	1.20%

D-6

After Fee Restructuring

	I	M5	M4	M3
Management Fees	0.61%	0.76%	0.76%	0.76%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.63%	0.78%	1.03%	1.28%
Expense Reimbursement	-0.13%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%	0.70%	0.95%	1.20%

Select T. Rowe Price Retirement 2050 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%
Other Expenses	0.06%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.62%	0.77%	1.02%	1.27%
Expense Reimbursement	-0.07%	-0.07%	-0.07%	-0.07%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%	0.70%	0.95%	1.20%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.61%	0.76%	0.76%	0.76%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.63%	0.78%	1.03%	1.28%
Expense Reimbursement	-0.12%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.51%	0.70%	0.95%	1.20%

D-7

Select T. Rowe Price Retirement 2055 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%
Other Expenses	0.15%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.71%	0.86%	1.11%	1.36%
Expense Reimbursement	-0.16%	-0.16%	-0.16%	-0.16%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%	0.70%	0.95%	1.20%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.61%	0.76%	0.76%	0.76%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.63%	0.78%	1.03%	1.28%
Expense Reimbursement	-0.12%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.51%	0.70%	0.95%	1.20%

Select T. Rowe Price Retirement 2060 Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%
Other Expenses	0.85%	1.00%	1.00%	1.00%
Total Annual Fund Operating Expenses	1.41%	1.56%	1.81%	2.06%
Expense Reimbursement	-0.85%	-0.85%	-0.85%	-0.85%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.56%	0.71%	0.96%	1.21%

D-8

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.61%	0.76%	0.76%	0.76%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.63%	0.78%	1.03%	1.28%
Expense Reimbursement	-0.12%	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.51%	0.70%	0.95%	1.20%

Select T. Rowe Price Retirement Balanced Fund

Current Fees and Expenses:

	I	M5	M4	M3
Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.34%	0.34%	0.34%	0.34%
Other Expenses	0.27%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	0.61%	0.76%	1.01%	1.26%
Expense Reimbursement	-0.27%	-0.27%	-0.27%	-0.27%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.34%	0.49%	0.74%	0.99%

After Fee Restructuring:

	I	M5	M4	M3
Management Fees	0.40%	0.55%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%	0.25%	0.50%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.46%	0.61%	0.86%	1.11%
Expense Reimbursement	-0.13%	-0.13%	-0.13%	-0.13%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.33%	0.48%	0.73%	0.98%

D-9

APPENDIX E – PREVIOUS TRUSTEE APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR THE MM TRP RETIREMENT FUNDS IN MAY AND JUNE 2019

At their meetings in May and June 2019, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or T. Rowe Price (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the MM Select T. Rowe Price Retirement Balanced Fund, MM Select T. Rowe Price Retirement 2005 Fund, MM Select T. Rowe Price Retirement 2010 Fund, MM Select T. Rowe Price Retirement 2015 Fund, MM Select T. Rowe Price Retirement 2020 Fund, MM Select T. Rowe Price Retirement 2025 Fund, MM Select T. Rowe Price Retirement 2030 Fund, MM Select T. Rowe Price Retirement 2035 Fund, MM Select T. Rowe Price Retirement 2040 Fund, MM Select T. Rowe Price Retirement 2045 Fund, MM Select T. Rowe Price Retirement 2050 Fund, MM Select T. Rowe Price Retirement 2055 Fund, and MM Select T. Rowe Price Retirement 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and T. Rowe Price provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee and total expense information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and T. Rowe Price.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds. In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about T. Rowe Price and its personnel with responsibility for providing services to the Funds and the fees payable to T. Rowe Price by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

E-1

The Committee reviewed the expense information for each Fund.

The Committee considered that the total net expense ratios for twelve of the Funds were within the top twenty-five percent of their peer groups, and within the top thirty-five percent for the other Fund. In addition, since each Fund’s net advisory fee is zero, this placed their net advisory fees within the top one percent of their peers.

The Committee considered that all of the Funds had launched in February 2018 and therefore did not have sufficiently long performance histories for comparison.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of T. Rowe Price generally appear well suited to the Funds, given their investment objectives and policies; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

E-2

APPENDIX F – OTHER SIMILAR FUNDS ADVISED BY MML ADVISERS

Other Similar Funds Advised by MML Advisers

The following table contains certain information regarding funds for which MML Advisers provides investment advisory services and that may have similar investment goals and policies to the Funds.

Other Funds with Similar Objectives to the Funds	Fee Rate (based on average daily net assets)	Average Net Assets of March 31, 2020
MassMutual RetireSMART by JPMorgan 2020 Fund	0.00%	$294,294,441

MassMutual RetireSMART by JPMorgan 2025 Fund	0.00%	$216,647,591

MassMutual RetireSMART by JPMorgan 2030 Fund	0.00%	$365,163,658

MassMutual RetireSMART by JPMorgan 2035 Fund	0.00%	$157,618,166

MassMutual RetireSMART by JPMorgan 2040 Fund	0.00%	$223,539,380

MassMutual RetireSMART by JPMorgan 2045 Fund	0.00%	$100,232,051

MassMutual RetireSMART by JPMorgan 2050 Fund	0.00%	$132,594,200

MassMutual RetireSMART by JPMorgan 2055 Fund	0.00%	$44,238,812

MassMutual RetireSMART by JPMorgan 2060 Fund	0.00%	$12,462,706

MassMutual RetireSMART by JPMorgan In Retirement Fund	0.00%	$165,001,205

F-1

APPENDIX G: 5% BENEFICIAL OWNERSHIP

At June 5, 2020, to the knowledge of the MM TRP Retirement Funds, no person owned of record or to the knowledge of the MM TRP Retirement Funds beneficially 5% or more of any class of shares of any MM TRP Retirement Fund, except as shown in the tables below.

MassMutual Select T. Rowe Price Retirement 2005 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	567,659.428	49.69%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	513,567.707	44.96%
Class I	Hartford Life Insurance Co. 1 Griffin Rd. North Windsor, CT 06095	61,139.525	5.35%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	261,536.856	50.27%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	258,773.049	49.73%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	116,044.695	55.41%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	86,632.438	41.36%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	66,502.871	69.07%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	29,774.229	30.93%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2005 Fund. As of June 5, 2020, MassMutual owned of record 48.65% of the MassMutual Select T. Rowe Price Retirement 2005 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2005 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 47.90% of the MassMutual Select T. Rowe Price Retirement 2005 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2005 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2010 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	2,629,150.232	58.58%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	1,838,520.288	40.97%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	1,579,183.161	84.94%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	279,957.239	15.06%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	963,565.451	63.66%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	506,599.388	33.47%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	808,329.073	83.19%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	163,248.959	16.80%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2010 Fund. As of June 5, 2020, MassMutual owned of record 58.76% of the MassMutual Select T. Rowe Price Retirement 2010 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2010 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 40.52% of the MassMutual Select T. Rowe Price Retirement 2010 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2010 Fund, as that term is defined in the 1940 Act.

G-1

MassMutual Select T. Rowe Price Retirement 2015 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,089,601.854	50.64%
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,820,154.677	44.11%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,962,870.081	89.51%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	347,217.252	10.49%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	662,801.524	78.97%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	156,963.477	18.70%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	265,884.302	57.64%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	188,168.285	40.79%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2015 Fund. As of June 5, 2020, MassMutual owned of record 68.46%% of the MassMutual Select T. Rowe Price Retirement 2015 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2015 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 28.76% of the MassMutual Select T. Rowe Price Retirement 2015 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2015 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2020 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	7,910,500.018	50.38%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7,065,058.326	44.99%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	14,446,458.850	88.27%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,348,084.072	8.24%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6,133,145.735	66.31%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	2,838,190.062	30.69%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	3,668,022.324	81.47%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	740,272.967	16.44%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2020 Fund. As of June 5, 2020, MassMutual owned of record 68.34% of the MassMutual Select T. Rowe Price Retirement 2020 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2020 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 28.02% of the MassMutual Select T. Rowe Price Retirement 2020 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2020 Fund, as that term is defined in the 1940 Act.

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MassMutual Select T. Rowe Price Retirement 2025 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	7,686,861.651	48.25%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7,470,340.269	46.89%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	8,722,307.497	86.61%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,348,518.238	13.39%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	3,790,008.491	70.25%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,217,050.753	22.56%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,503,843.604	64.06%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,260,394.015	32.25%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2025 Fund. As of June 5, 2020, MassMutual owned of record 63.69% of the MassMutual Select T. Rowe Price Retirement 2025 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2025 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 32.61% of the MassMutual Select T. Rowe Price Retirement 2025 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2025 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2030 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	12,322,966.715	49.10%
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	12,032,929.842	47.95%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	26,258,257.884	87.07%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	2,871,080.339	9.52%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	10,547,451.077	63.93%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	5,625,848.802	34.10%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6,097,369.701	75.33%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,808,935.696	22.35%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2030 Fund. As of June 5, 2020, MassMutual owned of record 69.16% of the MassMutual Select T. Rowe Price Retirement 2030 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2030 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 27.98% of the MassMutual Select T. Rowe Price Retirement 2030 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2030 Fund, as that term is defined in the 1940 Act.

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MassMutual Select T. Rowe Price Retirement 2035 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	6,859,388.649	48.89%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6,381,902.730	45.48%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	9,429,794.934	88.89%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,178,534.059	11.11%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	3,189,610.868	72.12%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	927,266.255	20.97%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,358,773.832	65.59%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,182,128.430	32.87%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2035 Fund. As of June 5, 2020, MassMutual owned of record 65.40% of the MassMutual Select T. Rowe Price Retirement 2035 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2035 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 31.07% of the MassMutual Select T. Rowe Price Retirement 2035 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2035 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2040 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	8,289,234.885	48.50%
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	8,261,507.038	48.33%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	21,583,263.651	88.73%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,954,673.881	8.04%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7,520,953.628	57.50%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	5,290,824.954	40.45%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	4,910,417.494	78.20%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,257,667.986	20.03%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2040 Fund. As of June 5, 2020, MassMutual owned of record 69.60% of the MassMutual Select T. Rowe Price Retirement 2040 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2040 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 27.58% of the MassMutual Select T. Rowe Price Retirement 2040 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2040 Fund, as that term is defined in the 1940 Act.

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MassMutual Select T. Rowe Price Retirement 2045 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	4,479,560.563	52.41%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	3,751,445.924	43.89%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7,659,267.014	92.15%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	652,874.561	7.85%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,426,143.569	67.70%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	757,451.564	21.14%
Class M4	Hartford Life Insurance Co. 1 Griffin Rd. North Windsor, CT 06095	284,839.089	7.95%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	2,112,132.829	71.98%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	733,204.084	24.99%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2045 Fund. As of June 5, 2020, MassMutual owned of record 68.22% of the MassMutual Select T. Rowe Price Retirement 2045 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2045 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 28.33% of the MassMutual Select T. Rowe Price Retirement 2045 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2045 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2050 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	4,901,662.926	52.35%
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	4,212,450.243	44.99%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	14,568,758.459	88.46%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,560,141.353	9.47%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	4,475,482.832	58.89%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	3,063,661.645	40.31%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	3,053,437.377	80.32%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	703,376.757	18.50%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2050 Fund. As of June 5, 2020, MassMutual owned of record 72.51% of the MassMutual Select T. Rowe Price Retirement 2050 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2050 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 25.62% of the MassMutual Select T. Rowe Price Retirement 2050 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2050 Fund, as that term is defined in the 1940 Act.

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MassMutual Select T. Rowe Price Retirement 2055 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	1,934,302.113	52.38%
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	1,648,382.438	44.64%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	5,166,400.543	93.94%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	333,015.331	6.06%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	1,318,110.092	71.70%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	486,085.702	26.44%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	1,011,864.761	73.59%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	338,688.173	24.63%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2055 Fund. As of June 5, 2020, MassMutual owned of record 76.02% of the MassMutual Select T. Rowe Price Retirement 2055 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2055 Fund, as that term is defined in the 1940 Act.

MassMutual Select T. Rowe Price Retirement 2060 Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	799,131.963	55.29%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	622,586.568	43.08%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	648,508.019	76.14%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	197,106.883	23.14%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	506,022.858	65.07%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	264,379.129	34.00%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	187,337.598	56.12%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	141,106.591	42.27%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement 2060 Fund. As of June 5, 2020, MassMutual owned of record 57.63% of the MassMutual Select T. Rowe Price Retirement 2060 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2060 Fund, as that term is defined in the 1940 Act. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 41.12% of the MassMutual Select T. Rowe Price Retirement 2060 Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement 2060 Fund, as that term is defined in the 1940 Act.

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MassMutual Select T. Rowe Price Retirement Balanced Fund

Class	Shareholder name and address	Holdings	Percentage owned
Class I	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	489,208.895	47.08%
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	482,704.742	46.45%
Class M5	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	7,365,543.092	94.16%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	457,102.642	5.84%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	977,857.692	79.45%
Class M4	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	171,992.019	13.98%
Class M4	Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	72,947.821	5.93%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	312,779.481	73.51%
Class M3	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	98,786.037	23.22%

As of June 5, 2020, the Trustees and officers of the Trust did not own any shares of the MassMutual Select T. Rowe Price Retirement Balanced Fund. As of June 5, 2020, Reliance Trust Company FBO MassMutual RP, P.O. Box 48529, Atlanta, GA 30362, owned of record 77.25% of the MassMutual Select T. Rowe Price Retirement Balanced Fund, and therefore for certain purposes may be deemed to “control” the MassMutual Select T. Rowe Price Retirement Balanced Fund, as that term is defined in the 1940 Act.

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